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August 30, 2010

Securities and Exchange Commission
Office of Chief Accountant
Attn Mail Stop 3561
Washington, D.C. 20549

Re:	Millennium Prime, Inc.
Commission file number: 0-28459

Gentlemen:

We have read the Item 4.02 of Amendment 1 to Form 8K dated August 23, 2010 and agree with such statement.

Very truly yours,

/s/ Sherb & Co., LLP

Certified Public Accountants